UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.


                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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                             THE ROUSE COMPANY
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The following is a set of Frequently Asked Questions that was first posted on Rouse's intranet on September 9, 2004.


FREQUENTLY ASKED QUESTIONS (FAQ) BY EMPLOYEES OF THE ROUSE COMPANY REGARDING MERGER WITH GENERAL GROWTH PROPERTIES

EMPLOYMENT
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1) WILL ROUSE COMPANY EMPLOYEES AUTOMATICALLY BECOME EMPLOYEES OF THE
COMBINED COMPANY AFTER THE MERGER?

TRC and GGP are committed to combining the knowledge, experience and resources of the two organizations. GGP is beginning a transition and organization process during which they will gain a better understanding of the TRC portfolio and its employees before any decisions regarding staffing are made. That process is actively underway. Both TRC and GGP are committed to keeping you informed as soon as news is available.


2) FOR THOSE ROUSE EMPLOYEES WHO CONTINUE AS PART OF THE MERGED COMPANY AFTER THE CLOSE OF THE DEAL, WILL A MERIT INCREASE BE GRANTED IN JANUARY 2005? IF SO, WHO WILL DETERMINE THE INCREASE IF THE EMPLOYEE'S SUPERVISOR IS NO LONGER WITH THE COMPANY?

Every organization has policies and practices specific to performance and compensation; these policies and practices will influence merit increases after the closing. While we do not have details specific to this question, we know that GGP conducts performance and salary reviews during the first quarter of each calendar year.

3) DOES GGP HIRE SPOUSES?

Yes, as long as neither is in a direct reporting line with his/her spouse.

4) DO WE STILL NEED TO COMPLETE 2004 PERFORMANCE REVIEWS?

Yes. Current supervisors are the appropriate people to document 2004 performance. Information on the process will be distributed through Human Resources.

BENEFITS
--------

1)  WHAT CAN YOU TELL US ABOUT GGP'S BENEFITS?

GGP has a comprehensive benefits plan for which active employees of GGP are eligible, providing they meet plan requirements. As we get closer to the closing date, we will provide more specific information regarding GGP's plans.

2) WHAT WILL HAPPEN TO OUR 401(K) ACCOUNTS?

All unvested account balances under The Rouse Company Retirement Savings Plan will become vested at the closing of the merger. In addition, if The Rouse Company retirement Savings Plan is terminated, employees will be able to rollover their account balances into a qualified IRA or another employer's plan without taxes or penalties.

3) WILL THE ROUSE PENSION PROGRAM PAYOUT CONTINUE AS PLANNED OR ACCELERATE?

The distribution of TRC pension plan funds will continue on the schedule previously announced.


SEPARATION AND SEVERANCE
------------------------

1) WHAT IS THE COMPANY'S SEVERANCE POLICY AND WHAT BENEFITS ARE INCLUDED IN IT?

The Rouse Company's severance policy, which will remain in effect for one year after closing with respect to employees who do not have separate agreements providing for a severance benefit, states:

     One week of severance shall be provided for each six months of service for the first three years and one week for each year (or portion thereof) of service from the fourth through ninth years. Once an employee has reached his or her 10 year anniversary date with TRC, severance will be two weeks for every full year service from the date of hire. Any portion of a year worked will be counted toward two full weeks of severance.

For example:

o If an employee was employed by TRC for two years, he/she will receive four weeks of severance pay (one week for each of four six-month periods).

o An employee with six years of service will receive nine weeks of severance pay (six weeks for the first three years of service and one week for each of the fourth, fifth and sixth year of service).

o An employee with 15 years of service will receive 30 weeks of severance pay (two weeks for each of the 15 years he/she was employed by TRC).

Severance benefits include:

MEDICAL, DENTAL AND VISION - Terminated employees have 60 days to elect medical, dental and vision coverage under COBRA. This continuation will be available for up to 18 months. If you elect coverage, TRC will pay the first three months of COBRA. Following the three-month period, you must pay the full cost of coverage.

LIFE INSURANCE - Employee's basic life insurance coverage will stop on your last active day of work. You may elect to convert the life insurance to an individual policy within 31 days after loss of coverage. Employees who wish to do this must contact the carrier, Met Life at 800-777-4229. If you die during the first 31 days after loss of coverage, benefits will be paid as if you were still covered.

Universal Life insurance underwritten by Paragon is currently an individual policy. Employees must contact Paragon directly at 800-846-0124 to maintain the policy. You will continue to be responsible for all premium payments.

LONG TERM CARE - Long Term Care coverage is currently an individual policy through CNA. Employees must contact CNA directly at 800-528-4582 to maintain the policy. You will continue to be responsible for all premium payments.

HEALTH CARE SPENDING ACCOUNT - If you currently contribute to a Health Care Spending Account, you may continue to do so, on an after-tax basis, through the end of the plan year.

2) IF MY POSITION IS ELIMINATED AND I REACH A MILESTONE ANNIVERSARY DURING MY SEVERANCE PERIOD, WILL I STILL RECEIVE THE BENEFITS ASSOCIATED WITH MY ANNIVERSARY?

No - milestone anniversaries are only acknowledged for active employees.


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ONGOING OPERATIONS
------------------

1) SHOULD WE CONTINUE TO WRITE CONTRACTS AS USUAL?

Under the merger agreement, certain actions may require GGP's consent. So, please contact your division head before proceeding with a specific contract.

2) WILL THIS SALE IMPACT PENDING LITIGATION? WILL WE NEED ADDITIONAL APPROVALS TO RESOLVE?

Please contact your division head to discuss any litigation pending as of August 20, 2004. Under the merger agreement, we may require GGP's consent to certain actions.



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                   CAUTIONARY FORWARD-LOOKING STATEMENTS

This document includes forward-looking statements, which reflect the our current view with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical or anticipated results. The words "will," "plan," "believe," "expect," "anticipate," "should," "target," "intend" and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a discussion of certain factors that could cause actual results to differ materially from historical or anticipated results, including real estate investment risks, development risks and changes in the economic climate, see Exhibit 99.1 of the Company's Form 10-Q for the quarter ended June 30, 2004.

                           ADDITIONAL INFORMATION

In connection with the proposed merger, we will be filing a proxy statement on Schedule 14A with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. The final proxy statement will be mailed to the our stockholders. Investors and security holders may also obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at the SEC's web site at http://www.sec.gov. Copies of the Company's SEC filings are also available on our website at http://www.therousecompany.com under "Investor Relations." Free copies of the proxy statement, once available, and the Company's other filings with the SEC may also be obtained from the Company free of charge by directing a request to The Rouse Company, 10275 Little Patuxent Parkway, Columbia, Maryland 21044,
Attention: Investor Relations.

INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISIONS.

Information regarding our directors and executive officers who were in office at the time of our 2004 annual meeting of stockholders is available as to those directors and executive officers in our proxy statement for that meeting which was filed with the SEC on April 2, 2004. In addition to those directors and executive officers, a director appointed since the 2004 annual meeting, other members of the our management and our employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.